UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
3.500% Senior Notes Due 2029	KHC29	The Nasdaq Stock Market LLC
3.2500% Senior Notes due 2033	KHC33	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 7, 2026, Kraft Heinz Foods Company (the “Issuer”), a 100% owned operating subsidiary of The Kraft Heinz Company (the “Guarantor”), entered into an underwriting agreement (the “Underwriting Agreement”) in connection with the offering of €500,000,000 aggregate principal amount of 3.500% senior notes due 2031 (the “2031 Notes”) and €500,000,000 aggregate principal amount of 3.950% senior notes due 2034 (the “2034 Notes” and, together with the 2031 Notes, the “Notes”) with Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC and Merrill Lynch International, as representatives of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase the Notes on a firm commitment basis. The Notes are expected to be issued on or around May 21, 2026, subject to customary closing conditions.

The description of the Underwriting Agreement in this Current Report is a summary and is qualified in its entirety by reference to the Underwriting Agreement. The Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 7, 2026, among Kraft Heinz Foods Company, The Kraft Heinz Company, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, Merrill Lynch International, and the several underwriters named therein.

104	The cover page of The Kraft Heinz Company’s Current Report on Form 8-K dated May 7, 2026, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 12, 2026	By:	/s/ Andre Maciel
Andre Maciel
Executive Vice President & Global Chief Financial Officer